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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2002



                           REPEATER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                000-31231                                  77-0535658
           (Commission File No.)               (IRS Employer Identification No.)



                                1150 MORSE AVENUE
                           SUNNYVALE, CALIFORNIA 94089
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 747-1900




                         ------------------------------
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ITEM 5.  OTHER EVENTS.

         On August 5, 2002, Repeater Technologies, Inc. (the "Company") was notified by The Nasdaq Stock Market, Inc. that its securities would be delisted from The Nasdaq National Market at the opening of business on August 13, 2002. The Company has withdrawn its application to transfer to The Nasdaq SmallCap Market and does not intend to request review of Nasdaq's delisting decision as permitted by Nasdaq's rules. The Company's press release dated August 6, 2002, entitled "Repeater Technologies Announces Nasdaq Delisting," is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS.

         99.1 Press Release, dated August 6, 2002, entitled "Repeater Technologies Announces Nasdaq Delisting."
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            REPEATER TECHNOLOGIES, INC.

Dated:  August 6, 2002                      By:  /s/ TIMOTHY A. MARCOTTE
                                               ---------------------------------
                                                     Timothy A. Marcotte
                                                     Executive Vice President,
                                                     Chief Operating Officer and
                                                     Chief Financial Officer
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                                INDEX TO EXHIBITS

         99.1 Press Release, dated August 6, 2002, entitled "Repeater Technologies Announces Nasdaq Delisting."